UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2022 (December 30, 2021)

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-106702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 S Craig Place

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 900-0242

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 30, 2021, Welsbach Technology Metals Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one right to receive one-tenth of one share of Common Stock of the Company (“Right”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000.

On December 30, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 347,500 Units (the “Private Placement Units”) to Welsbach Acquisition Holdings LLC, the Company’s sponsor (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,475,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 1,125,000 additional units (the “Over-Allotment Units”) to cover over-allotments, if any.

A total of $75,000,000, comprised of certain of the proceeds from the IPO and the Private Placement, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 30, 2021 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of December 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Welsbach Technology Metals Acquisition Corp.

	By:	/s/ Daniel Mamadou
		Name:	Daniel Mamadou
		Title:	Chief Executive Officer

Dated: January 6, 2022

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